Financial Instruments and Risk Management (Tables)	6 Months Ended
Jun. 30, 2020
Fair Value Disclosures [Abstract]
Summary of Financial Instruments Recognized at Fair Value	A summary of the Company's financial instruments recognized at fair value, and the fair value measurements used, follows:

	Total	Quoted prices in active markets for identical assets (Level 1)	Other observable inputs (Level 2)	Unobservable inputs (Level 3)
June 30, 2020
Tax Receivable Agreement	133.3	—	—	133.3
Interest rate swaps	35.5	—	35.5	—

Summary of the Change in Value for the Tax Receivable Agreement
Details of the changes in value for the Tax receivable agreement are as follows:

Beginning liability balance, January 1, 2020	$—
Tax receivable agreement, initially recorded	133.4
Change in fair value	(0.1)
Ending liability balance, June 30, 2020	$133.3

Schedule of Carrying Values and Estimated Fair Values of Debt Instruments	The following table presents the estimated fair value and carrying value of long-term debt, including the current portion of long-term debt as of June 30, 2020 and December 31, 2019.

	June 30, 2020 (1)		December 31, 2019
	Fair Value	Par Value (2)	Fair Value	Par Value (2)
Term Loan due 2027	$2,079.3	$2,194.5	$—	$—
ABL Revolving Credit Facility due 2025	269.9	269.9	145.2	145.2
Short-term borrowings	20.2	20.2	—	—
Term Loan due 2023	—	—	2,064.8	2,070.0
9.250% Notes due 2024	—	—	805.3	750.0
12.00%/13.00% Senior PIK Toggle Notes due 2022	—	—	517.5	500.0
10.00% Notes due 2024	—	—	127.5	120.0

(1)On March 2, 2020, certain subsidiaries of Vertiv Holdings Co entered into a Term Loan Credit Agreement with various financial institutions for $2,200.0 of senior secured term loans. The proceeds of the Term Loan were used to repay or redeem in full certain outstanding indebtedness. See Note 6, Debt for additional information.
(2)See Note 6 — Debt for additional information